UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2019

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW	,	SUITE 1000	WASHINGTON	,	DC	20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Washington Real Estate Investment Trust (“WashREIT”) previously reported the acquisition of seven multifamily portfolio apartments, collectively referred to as the Assembly Portfolio, which was completed in two tranches. The five Virginia assets in the Assembly Portfolio were acquired by WashREIT on April 30, 2019, and the two Maryland assets in the Assembly Portfolio were acquired by WashREIT on June 27, 2019. These acquisitions were reported on Current Reports on Form 8-K on May 1, 2019 and June 27, 2019, respectively, which Reports were amended on July 11, 2019 to provide the required financial information related to such acquisitions. The adjustments presented in the pro forma financial information therein giving effect to the acquisition of the Assembly Portfolio are repeated in the pro forma financial information included in this Report, in addition to presenting adjustments giving effect to the disposition of the Shopping Center Portfolio, described below and reported herein under Item 2.01 and Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 26, 2019, WashREIT reported in a Current Report on Form 8-K that it had entered into a purchase and sale agreement with Global Retail Investors, LLC, a Delaware limited liability company (the “Buyer”), to sell a portfolio of five retail assets (the “Shopping Center Portfolio”) for a contract sale price of $485.25 million. On July 23, 2019, WashREIT closed on the transaction.

The five retail assets in the Shopping Center Portfolio are as follows:

1.	Bradlee Shopping Center - 3600 King Street, Alexandria, Virginia 22302

2.	Shoppes at Foxchase - 4500-4600 Duke Street, Alexandria, Virginia 22304

3.	Gateway Overlook - Little Patuxent Pkwy/Rte 175 & Waterloo Rd/Rte 108, Columbia, Maryland 21075

4.	Olney Village Shopping Center - 18100 - 18330 Village Center Drive, Olney, Maryland 20832

5.	Wheaton Park Shopping Center - Georgia Avenue and Shorefield Road, Wheaton, Maryland 20902

The foregoing description of the purchase and sale agreement does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflecting the Shopping Center Portfolio disposition described above (as defined in Regulation S-X) are filed herein:

1.	WashREIT Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2019.

2.	WashREIT Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the quarter ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of June 26, 2019 between WashREIT and Global Retail Investors, LLC.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File Because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Taxonomy Extension Schema Document
101.CAL	Taxonomy Extension Calculation Linkbase Document
101.DEF	Taxonomy Extension Definition Linkbase Document
101.LAB	Taxonomy Extension Label Linkbase Document
101.PRE	Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

July 26, 2019
(Date)

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

The unaudited consolidated pro forma financial information should be read in conjunction with WashREIT's Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 1, 2019 and June 27, 2019, reporting the acquisition of the Assembly Portfolio and amended on July 11, 2019; the consolidated financial statements and notes thereto included in WashREIT's Annual Report on Form 10-K for the year ended December 31, 2018 and WashREIT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019; and the Statements of Revenues and Certain Expenses of the Assembly Portfolio included in the Current Report on Form 8-K/A filed on July 11, 2019, as well as associated unaudited consolidated pro forma financial information giving effect to the acquisition of the Assembly Portfolio, the adjustments from which are repeated herein. In management's opinion, all adjustments necessary to reflect these dispositions, acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WashREIT's actual results of operations would have been had the transactions been consummated on the dates indicated, nor does it purport to represent WashREIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2018, 2017 and 2016 and March 31, 2019 are not necessarily indicative of the operating results for these periods.

The Shopping Center Portfolio, sold on July 23, 2019 for an aggregate contract price of $485.25 million (exclusive of closing costs) consists of five retail assets as follows:

1.	Bradlee Shopping Center - 3600 King Street, Alexandria, Virginia 22302

2.	Shoppes at Foxchase - 4500-4600 Duke Street, Alexandria, Virginia 22304

3.	Gateway Overlook - Little Patuxent Pkwy/Rte 175 & Waterloo Rd/Rte 108, Columbia, Maryland 21075

4.	Olney Village Shopping Center - 18100 - 18330 Village Center Drive, Olney, Maryland 20832

5.	Wheaton Park Shopping Center - Georgia Avenue and Shorefield Road, Wheaton, Maryland 20902

As of June 30, 2019, we determined that the Shopping Center Portfolio met the criteria for classification as held for sale and presentation as discontinued operations.

The Assembly Portfolio, acquired in two tranches on the dates specified below, which contains 2,113 units, consists of seven suburban Class B apartment communities in Northern Virginia and Montgomery County, Maryland. The seven assets in the portfolio are as follows:

Virginia Assets ($379.1 million (aggregate contract price, exclusive of closing costs); purchased on April 30, 2019)

1.	205 Century Place, Alexandria

2.	13690 Legacy Circle, Herndon

3.	2511 Farmcrest Drive, Herndon

4.	10519 Lariat Lane, Manassas

5.	86 Heritage Way, NE, Leesburg

Maryland Assets ($82.1 million (aggregate contract price, exclusive of closing costs); purchased on June 27, 2019)

1.	2 Observation Court, Germantown

2.	99 Watkins Mill Road, Gaithersburg

On April 30, 2019, WashREIT entered into a six-month, $450.0 million unsecured term loan facility (“2019 Term Loan”), maturing on October 30, 2019 with an option to extend for an additional six-month period. The 2019 Term Loan was used to fund the acquisition of the Assembly Portfolio. On July 25, 2019, $350.0 million of the outstanding balance was repaid using proceeds from the sale of the Shopping Center Portfolio.

The pro forma balance sheet as of March 31, 2019 presents consolidated financial information as if the disposition of the Shopping Center Portfolio, the acquisition of the Assembly Portfolio and the borrowings and repayments under the 2019 Term Loan had taken place on March 31, 2019. The pro forma condensed consolidated statements of income (loss) for the year ended December 31, 2018 and the quarter ended March 31, 2019 present the pro forma results of operations as if the Shopping Center Portfolio disposition had taken place as of January 1, 2018 and the Assembly Portfolio acquisition had taken place as of January 1, 2018. The pro forma condensed consolidated statements of income (loss) for the years ended December 31, 2017 and 2016 present the pro forma results of operations as if the Shopping Center Portfolio had been classified as discontinued operations as of January 1, 2016.

The pro forma adjustments to record interest expense assume the 2019 Term Loan was obtained on January 1, 2018, with $350.0 million of the borrowings repaid on January 1, 2018 using proceeds from the sale of the Shopping Center Portfolio. The remaining $100.0 million balance is assumed to be outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2019
(IN THOUSANDS)

	WashREIT	Acquisition of Assembly Portfolio and related financing		Disposition of Shopping Center Portfolio		Repayment of 2019 Term Loan		Pro Forma
Assets
Land	$612,692	$80,102	(1)	$(55,738)	(3)	$—		$637,056
Income producing property	2,276,385	367,427	(1)	(139,617)	(3)	—		2,504,195
	2,889,077	447,529		(195,355)		—		3,141,251
Accumulated depreciation and amortization	(781,302)	—		60,630	(3)	—		(720,672)
Net income producing property	2,107,775	447,529		(134,725)		—		2,420,579
Properties under development or held for future development	97,288	—		—		—		97,288
Total real estate held for investment, net	2,205,063	447,529		(134,725)		—		2,517,867
Cash and cash equivalents	12,025	(9,173)	(2)	469,298	(4)	(350,000)	(10)	122,150
Restricted cash	1,368	—		—		—		1,368
Rents and other receivables, net	73,293	—		(6,861)	(3)	—		66,432
Prepaid expenses and other assets	116,718	13,751	(1)	(6,141)	(3)	—		123,954
		167	(1)	(541)	(5)
Total assets	$2,408,467	$452,274		$321,030		$(350,000)		$2,831,771
Liabilities
Notes payable	$995,750	$449,012	(2)	$—		$(350,000)	(10)	1,094,762
Mortgage notes payable	58,805	—		(10,999)	(6)	—		47,806
Lines of credit	228,000	—		—		—		228,000
Accounts payable and other liabilities	67,279	1,353	(1)	(1,745)	(3)	—		66,887
		708	(1)	2,292	(7)			3,000
Advance rents	10,418	449	(1)	(990)	(3)	—		9,877
Tenant security deposits	10,019	752	(1)	(562)	(3)	—		10,209
Total liabilities	1,370,271	452,274		(12,004)		(350,000)		1,460,541
Equity
Shareholders’ equity
Preferred shares; $0.01 par value; 10,000 shares authorized; no shares issued or outstanding	—	—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized; 80,029 shares issued and outstanding	800	—		—		—		800
Additional paid in capital	1,529,916	—		—		—		1,529,916
Distributions in excess of net income	(498,537)	—		333,771	(8)	—		(165,503)
				(737)	(9)
Accumulated other comprehensive loss	5,670	—		—		—		5,670
Total shareholders’ equity	1,037,849	—		333,034		—		1,370,883
Noncontrolling interests in subsidiaries	347	—		—		—		347
Total equity	1,038,196	—		333,034		—		1,371,230
Total liabilities and shareholders’ equity	$2,408,467	$452,274		$321,030		$(350,000)		$2,831,771

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2019

(1)     The total cost of the acquisition of the Assembly Portfolio was as follows (in thousands):

Contract purchase price	$461,170
Credit from seller	(2,252)
Capitalized acquisition costs	2,362
Total	$461,280

WashREIT accounted for the acquisition as an asset acquisition. Accordingly, we capitalized the $2.4 million of costs directly associated with the acquisition. We measured the value of the acquired physical assets (land, building and improvements) and in-place leases (absorption costs) by allocating the total cost of the acquisition on a relative fair value basis.

WashREIT has recorded the total cost of the Assembly Portfolio as follows (in thousands):

Land	$80,102
Buildings and improvements	367,427
Absorption costs	13,751
Total	$461,280

The weighted average remaining life for the absorption costs is seven months.

The difference between cash paid ($458.2 million) and the total cost ($461.3 million) is comprised of the following (in thousands):

Credit to seller for prepaid expenses	$(167)
Credit to WashREIT for assumed liabilities	1,353
Credit to WashREIT for advance rents	449
Credit to WashREIT for security deposits	752
Additional acquisition-related expenses not paid at settlement	708
$3,095

(2)
On April 30, 2019, WashREIT entered into the 2019 Term Loan. The 2019 Term Loan bears interest, at WashREIT's option, at a rate of either LIBOR plus a margin ranging from 0.75% to 1.65% or a base rate plus a margin ranging 0.0% to 0.65% (in each case depending upon WashREIT’s credit rating). The base rate is the highest of the administrative agent’s prime rate, the federal funds rate plus 0.50% and the daily one-month LIBOR rate plus 1.0%. The 2019 Term Loan currently has an interest rate based on the weekly LIBOR rate plus 100 basis points, based on WashREIT’s current unsecured debt rating. As of June 28, 2019, the all-in rate was 3.39%. The pro forma adjustments to record interest expense assume the 2019 Term Loan was obtained on January 1, 2018, with $350.0 million of the borrowings repaid using proceeds from the sale of the Shopping Center Portfolio (see note 10). The remaining $100.0 million balance is assumed to be outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. The impact of a 1/8% increase in the interest rate on our pro forma financial statements would be higher interest expense for the quarter ended March 31, 2019 and year ended December 31, 2018 of approximately $31,000 and $125,000, respectively.

The 2019 Term Loan was used to fund the acquisition of the Assembly Portfolio (in thousands):

Cash paid at closings and deposits paid	$458,185
Funding of the Assembly Portfolio acquisition from the 2019 Term Loan, net of loan costs	449,012
Funding of the Assembly Portfolio acquisition from cash	$(9,173)

(3)     Represents the elimination of assets and liabilities associated with the Shopping Center Portfolio.

(4)     Represents the estimated net sales proceeds for the Shopping Center Portfolio.

Cash proceeds received at settlement	$481,034
Prepayment of mortgage note secured by Olney Village Center	(11,736)
Net cash	$469,298

(5)	Represents incremental costs incurred as of March 31, 2019 in connection with the disposition of the Shopping Center Portfolio.

(6)     Represents the prepayment of the mortgage note secured by Olney Village Center.

(7)    Represents additional incremental disposition-related expenses not paid at settlement.

(8)     Represents the estimated gain on sale of real estate for the Shopping Center Portfolio.

(9)	Represents the estimated loss on extinguishment of debt for the prepayment of the mortgage note secured by Olney Village Center.

(10)	Represents the repayment of $350.0 million of the borrowings outstanding on the 2019 Term Loan using sales proceeds from the Shopping Center Portfolio.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE QUARTER ENDED MARCH 31, 2019
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WashREIT	Acquisition of Assembly Portfolio and related financing		Disposition of Shopping Center Portfolio		Pro Forma
Revenue
Real estate rental revenue	$83,174	$9,816	(1)	$(8,333)	(5)	$84,657
Expenses
Real estate expenses	29,210	3,976	(1)	(1,976)	(5)	31,448
		238	(2)
Depreciation and amortization	29,547	3,768	(3)	(1,792)	(5)	31,523
Real estate impairment	8,374	—		—		8,374
General and administrative	7,429	—		—		7,429
Lease origination expenses	378	—		—		378
	74,938	7,982		(3,768)		79,152
Real estate operating income	8,236	1,834		(4,565)		5,505
Other income (expense)
Interest expense	(12,641)	(846)	(4)	145	(6)	(13,342)
	(12,641)	(846)		145		(13,342)
Loss from continuing operations	(4,405)	988		(4,420)		(7,837)
Less: Income from continuing operations attributable to noncontrolling interests	—	—		—		—
Loss from continuing operations attributable to the controlling interests	$(4,405)	$988		$(4,420)		$(7,837)
Loss from continuing operations attributable to the controlling interests per share:
Basic	$(0.06)					$(0.10)
Diluted	$(0.06)					$(0.10)
Weighted average shares outstanding - basic	79,881					79,881
Weighted average shares outstanding - diluted	79,881					79,881

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE QUARTER ENDED MARCH 31, 2019

(1)	Represents real estate rental revenue and operating expenses of the Assembly Portfolio for the quarter ended March 31, 2019.

(2)	Represents property management costs incurred by the Assembly Portfolio.

(3)	Represents depreciation over 30 years, based on the relative fair value of building and improvements, plus amortization of absorption costs over the remaining life of the acquired leases.

(4)
Represents interest expense related to the 2019 Term Loan. The adjustment to record interest expense assumes that the 2019 Term Loan was obtained on January 1, 2018, with $350.0 million of the borrowings repaid using proceeds from the sale of the Shopping Center Portfolio. The remaining $100.0 million balance is assumed to be outstanding for the entire year ended December 31, 2018 and the entire quarter ended March 31, 2019. The interest rate assumed for purposes of preparing this pro forma financial information is 3.27%, based on the 30 day LIBOR rate as of July 24, 2019 plus 100 basis points.

(5)	Represents the elimination of income and expenses associated with the Shopping Center Portfolio.

(6)	Represents the elimination of the interest expense associated with the mortgage note secured by Olney Village Center due to the prepayment of the mortgage note.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2018
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WashREIT	Acquisition of Assembly Portfolio and related financing		Disposition of Shopping Center Portfolio		Pro Forma
Revenue
Real estate rental revenue	$336,890	$38,465	(1)	$(32,282)	(5)	$343,073
Expenses
Real estate expenses	116,230	16,102	(1)	(6,863)	(5)	126,402
		933	(2)
Depreciation and amortization	121,228	28,823	(3)	(6,606)	(5)	143,445
Real estate impairment	1,886	—		—		1,886
General and administrative	22,089	—		—		22,089
	261,433	45,858		(13,469)		293,822
Other operating income
Gain on sale of real estate	2,495	—		—		2,495
Real estate operating income	77,952	(7,393)		(18,813)		51,746
Other income (expense)
Interest expense	(51,144)	(3,385)	(4)	643	(6)	(53,886)
Loss on extinguishment of debt	(1,178)	—		—		(1,178)
	(52,322)	(3,385)		643		(55,064)
Income (loss) from continuing operations	25,630	(10,778)		(18,170)		(3,318)
Less: Income from continuing operations attributable to noncontrolling interests	—	—		—		—
Income (loss) from continuing operations attributable to the controlling interests	$25,630	$(10,778)		$(18,170)		$(3,318)
Income (loss) from continuing operations attributable to the controlling interests per share:
Basic	$0.32					$(0.05)
Diluted	$0.32					$(0.05)
Weighted average shares outstanding - basic	78,960					78,960
Weighted average shares outstanding - diluted	79,042					78,960

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2017
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WashREIT	Disposition of Shopping Center Portfolio		Pro Forma
Revenue
Real estate rental revenue	$325,078	$(31,745)	(5)	$293,333
Expenses
Real estate expenses	115,650	(6,673)	(5)	108,977
Depreciation and amortization	112,056	(7,184)	(5)	104,872
Real estate impairment	33,152	—		33,152
General and administrative	22,580	—		22,580
	283,438	(13,857)		269,581
Other operating income
Gain on sale of real estate	24,915	—		24,915
Real estate operating income	66,555	(17,888)		48,667
Other income (expense)
Interest expense	(47,534)	740	(6)	(46,794)
Other income	507	—		507
Income tax benefit	84	—		84
	(46,943)	740		(46,203)
Income (loss) from continuing operations	19,612	(17,148)		2,464
Less: Income from continuing operations attributable to noncontrolling interests	56	—		56
Income (loss) from continuing operations attributable to the controlling interests	$19,668	$(17,148)		$2,520
Income from continuing operations attributable to the controlling interests per share:
Basic	$0.25			$0.03
Diluted	$0.25			$0.03
Weighted average shares outstanding - basic	76,820			76,820
Weighted average shares outstanding - diluted	76,935			76,935

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2016
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WashREIT	Disposition of Shopping Center Portfolio		Pro Forma
Revenue
Real estate rental revenue	$313,264	$(30,452)	(5)	$282,812
Expenses
Real estate expenses	115,013	(6,829)	(5)	108,184
Depreciation and amortization	108,406	(7,042)	(5)	101,364
Acquisition costs	1,178	—		1,178
Casualty gain, net	(676)	—		(676)
General and administrative	19,545	—		19,545
	243,466	(13,871)		229,595
Other operating income
Gain on sale of real estate	101,704	—		101,704
Real estate operating income	171,502	(16,581)		154,921
Other income (expense)
Interest expense	(53,126)	831	(6)	(52,295)
Other income	297	—		297
Income tax benefit	615	—		615
	(52,214)	831		(51,383)
Income from continuing operations	119,288	(15,750)		103,538
Less: Income from continuing operations attributable to noncontrolling interests	51	—		51
Income from continuing operations attributable to the controlling interests	$119,339	$(15,750)		$103,589
Income from continuing operations attributable to the controlling interests per share:
Basic	$1.65			$1.43
Diluted	$1.65			$1.43
Weighted average shares outstanding - basic	72,163			72,163
Weighted average shares outstanding - diluted	72,339			72,339

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 and 2016

(1)	Represents real estate rental revenue and operating expenses of the Assembly Portfolio for the year ended December 31, 2018.

(2)	Represents property management costs incurred by the Assembly Portfolio.

(3)	Represents depreciation over 30 years, based on the relative fair value of building and improvements, plus amortization of absorption costs over the remaining life of the acquired leases.

(4)
Represents interest expense related to the 2019 Term Loan. The adjustment to record interest expense assumes that the 2019 Term Loan was obtained on January 1, 2018, with $350.0 million of the borrowings repaid using proceeds from the sale of the Shopping Center Portfolio. The remaining $100.0 million balance is assumed to be outstanding for the entire year ended December 31, 2018. The interest rate assumed for purposes of preparing this pro forma financial information is 3.39%, based on the weekly LIBOR rate as of June 28, 2019 plus 100 basis points.

(5)	Represents the elimination of income and expenses associated with the Shopping Center Portfolio.

(6)	Represents the elimination of the interest expense associated with the mortgage note secured by Olney Village Center due to the elimination of the mortgage note.